UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2024

GALAXY GAMING, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Cameron Street, Suite 305

Las Vegas, Nevada 89118

(Address of principal executive offices)

(702) 939-3254

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value per share	GLXZ	OTCQB Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 12, 2024, Galaxy Gaming, Inc., a Nevada corporation (“Galaxy”), held a virtual special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement of Galaxy prepared in connection with the Merger Agreement (as defined below) filed with the U.S. Securities and Exchange Commission on September 26, 2024, which was first mailed to Galaxy’s stockholders on or about September 26, 2024.

As of the close of business on September 25, 2024, the record date for the Special Meeting, there were 24,975,826 shares of common stock, par value $0.001 per share, of Galaxy (“Galaxy Common Stock”) issued and outstanding and entitled to vote at the Special Meeting. 78.26% of all of the shares of issued and outstanding Galaxy Common Stock entitled to vote were present in person (virtually) or represented by proxy at the Special Meeting and thus a quorum was present. The tables below detail the final voting results for each proposal:

1.

Proposal No. 1 - The Merger Proposal: To adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of July 18, 2024, by and among Evolution Malta Holding Limited, a company registered in Malta (“Evolution”), Galaga Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Evolution (“Merger Sub”), and Galaxy, pursuant to which Merger Sub will be merged with and into Galaxy, with Galaxy surviving as a wholly owned subsidiary of Evolution (the “Merger” and such proposal, the “Merger Proposal”).

The Merger Proposal was approved by the requisite vote of Galaxy’s stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,010,896	514,311	20,394	0

2.

Proposal No. 2 - The Merger Compensation Proposal: To approve, on a non-binding, advisory basis, certain compensation that will or may be paid or become payable to Galaxy’s named executive officers that is based on or otherwise relates to the Merger (the “Merger Compensation Proposal”).

The Merger Compensation Proposal was approved by the requisite vote of Galaxy’s stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,515,782	1,733,091	1,296,728	0

3.

Proposal No. 3 - The Adjournment Proposal: To approve the adjournment of the Special Meeting to a later date or dates if necessary to solicit additional proxies if there are insufficient votes in person or by proxy to approve the Merger Proposal at the time of the Special Meeting.

Adjournment of the Special Meeting was deemed not necessary because there was a quorum present and there were sufficient proxies at the time of the Special Meeting to approve the Merger Proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,830,400	639,368	75,833	0

Consummation of the Merger remains subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement that have not yet been satisfied, including, but not limited to, the receipt of gaming and other regulatory approvals related to the Merger.

Item 8.01	Other Events

On November 12, 2024, Galaxy issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of November 12, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this communication constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this communication reflect Galaxy’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of Galaxy, that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement, which risks and uncertainties include, but are not limited to: the ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks that the proposed Merger disrupts Galaxy’s current plans and operations or diverts the attention of Galaxy’s management or employees from ongoing business operations; the risk of potential difficulties with Galaxy’s ability to retain and hire key personnel and maintain relationships with customers and other third parties as a result of the proposed Merger; the risk that the proposed Merger may involve unexpected costs and/or unknown or inestimable liabilities; the risk that Galaxy’s business may suffer as a result of uncertainty surrounding the proposed Merger; the risk that stockholder litigation in connection with the proposed Merger may affect the timing or occurrence of the proposed Merger or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of the Galaxy Common Stock.

While forward-looking statements reflect Galaxy’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. Galaxy disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause Galaxy’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in Galaxy’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 25, 2024, as updated by the Company’s subsequent periodic reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2024

GALAXY GAMING, INC.

By:	/s/ Steven Kopjo
Steven Kopjo
Chief Financial Officer